                                                                    Exhibit 10.4

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTORS RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.


No.: ____


                                     WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                            BEACON POWER CORPORATION

                            (void after May 23, 2005)


         1. ISSUANCE OF WARRANT. FOR VALUE RECEIVED, from and after the Commencement Time, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York City time on May 23, 2005 (the "Termination Date"), the Warrant Stock (as defined below) at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof. This Warrant is issued pursuant to the Securities Purchase Agreement (as defined below).

         2. DEFINITIONS. As used in this Warrant, the following terms have the definitions ascribed to them below:

              (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Massachusetts, the State of New York or the District of Columbia are authorized to be closed.

              (b) "Commencement Time" means immediately prior to the consummation of a Liquidity Event.

              (c) "Common Stock" means the Company's Common Stock, $.01 par value per share.

              (d) "Holder" means _____________, or its assigns.

              (e) "Liquidity Event" means (i) the consummation of the sale or other disposition of all or substantially all of the assets of the Company to another Person or the acquisition of at least a majority of the outstanding voting stock of the Company by another Person by means of a merger, consolidation or otherwise, in either case on financial terms that reflect a total equity value of at least $200 million for the Company immediately prior to the consummation of such transaction (a "Sale Transaction") or (ii) the consummation of an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, that (a) results in the Company receiving at least $30 million in gross proceeds and (b) is made at an initial offering price per share (the "Initial Price") that reflects a market capitalization value of at least $200 million for the Company (a "Qualified Public Offering").

              (f) "Person" means any individual, corporation, partnership, limited liability company, or other entity.

              (g) "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of May 23, 2000 by and among the Company, Perseus Capital, L.L.C., DQE Enterprises, Inc., Micro Generation Technology Fund, L.L.C., GE Capital Equity Investments, Inc., Mechanical Technologies Incorporated, Penske Corporation, and The Beacon Group, LLC (collectively, the "Purchasers").

              (h) "Warrant Price" means 75% of the lower of (i) the effective price per share of Common Stock paid by the acquirer in a Sale Transaction as determined by a nationally recognized investment banking firm chosen by the Company and approved by Purchasers that hold a majority of the aggregate Preferred Shares and Conversion Shares (as such terms are defined in the Securities Purchase Agreement) as of the date of consummation of such Sale Transaction and (ii) the Initial Price in first Qualified Offering, in each case subject to adjustment under Section 3.

              (i) "Warrant Stock" means a number of shares of Common Stock equal to the quotient obtained by dividing (i) 50% of the aggregate stated value of the Preferred Shares acquired by the initial Holder of this Warrant pursuant to the Securities Purchase Agreement by (ii) the Warrant Price, subject to adjustment under Section 3.

              (j) "Warrant Stock Class" means the class of capital stock or other securities that includes the Warrant Stock.

         3. ADJUSTMENTS AND NOTICES. The Warrant Price and/or the Warrant Stock shall be subject to adjustment from time to time in accordance with this Section
3. The Warrant Price and/or the Warrant Stock shall be adjusted to reflect all of the following events that occur on or after the Commencement Time.

              (a) SUBDIVISION, STOCK DIVIDENDS OR COMBINATIONS. In case the Company shall at any time subdivide the outstanding shares of the Warrant Stock Class or shall issue a stock dividend with respect to the Warrant Stock Class, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock Class, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

              (b) RECLASSIFICATION, EXCHANGE, SUBSTITUTION, IN-KIND DISTRIBUTION. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Warrant Stock Class, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

              (c) REORGANIZATION, MERGER ETC. In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive transactions of the type described in this subparagraph (c).

              (d) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

              (e) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Warrant Stock Class other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

              (f) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

         4. NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

         5. RESERVATION OF STOCK. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

         6. EXERCISE OF WARRANT. This Warrant may be exercised as a whole or in part by the Holder, at any time from and after the Commencement Time and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 AND 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant

Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

         7. CONVERSION. In lieu of exercising this Warrant or any portion hereof, at any time from and after the Commencement Time and prior to the termination of this Warrant, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 2 AND 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                   X=(P)(Y)(A-B)/A


         where      X =    the number of shares of  Warrant  Stock to be issued
                           to the Holder for the portion of the Warrant being converted.

                    P = the portion of the Warrant being converted expressed as a decimal fraction.

                    Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                    A = the fair market value of one share of the Warrant Stock Class which means (i) the fair market value of one share of the Warrant Stock Class as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a Liquidity Event, 133.33% of the Warrant Price then in effect.

                    B =    the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a transaction as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Warrant Stock of the Company.

         8. NOTICE OF LIQUIDITY EVENT.The Company shall provide the Holder with at least 10 Business Days advance written notice prior to the consummation of any Liquidity Event describing in reasonable detail the terms and conditions of such Liquidity Event and an estimate of the Warrant Price derivable from such Liquidity Event.

         9. TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

         10. TERMINATION. This Warrant shall terminate at 5:00 p.m. New York City time on the Termination Date.

         11. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

         ISSUED:  ___________________



                  BEACON POWER CORPORATION

                  By: /s/ William E. Stanton
                     ---------------------------------------
                  Name: William E. Stanton
                       -------------------------------------
                  Title: President
                        ------------------------------------

                                  ATTACHMENT 1


NOTICE OF EXERCISE

TO:      BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase _______________ shares of Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:



                            ------------------------------
                                     (Name)

                            -------------------------------
                                    (Address)



---------------------------------------     -----------------------------------
(Date)                                      (Name of Warrant Holder)


                                             By:
                                                -------------------------------
                                             Title:
                                                   ----------------------------

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT


         In connection with the purchase of the shares of Warrant Stock upon exercise of the enclosed Warrant, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


         Dated:
               -----------------------------


         ---------------------------------------
         (Typed or Printed Name)

         By:
            ------------------------------------
              (Signature)

         ---------------------------------------
         (Name)

         ---------------------------------------
         (Title)

                                  ATTACHMENT 3


NOTICE OF CONVERSION

TO:      BEACON POWER CORPORATION


1. The undersigned hereby elects to acquire _______________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (_____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                                     ------------------------------
                                     (Name)


                                     ------------------------------
                                     (Address)



---------------------------------------     -----------------------------------
(Date)                                      (Name of Warrant Holder)

                                             By:
                                                -------------------------------

                                             Title:
                                                   ----------------------------
                                                   (Title and signature of
                                                    authorized person)